UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   November 16, 2011 (October 31, 2011)

AdCare Health Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Ohio	001-33135	31-1332119
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5057 Troy Road Springfield, OH 45502-9032
(Address of Principal Executive Offices)

(937) 964-8974

(Registrant’s telephone number, including area code)

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A amends and supplements the Current Report on Form 8-K of AdCare Health Systems, Inc. (the “Company”) filed with the Securities and Exchange Commission on November 4, 2011 (the “Initial Form 8-K”) to include financial statements and pro forma financial information permitted pursuant to Item 9.01 of Form 8-K to be excluded from the Initial Form 8-K and filed by amendment thereto no later than 71 days after the date on which the Initial Form 8-K was required to be filed.

Item 9.01               Exhibits.

(a)           Financial Statements of Business Acquired.  On October 31, 2011 and pursuant to the terms of the Purchase and Sale Agreement by and between KMJ Management, LLC (“Seller”) and Arkansas ADK, LLC, a wholly owned subsidiary of the Company, dated March 14, 2011 and amended as of July 1, 2011 (as so amended, the “Pinnacle Agreement”), Rose Missouri Nursing, LLC, a wholly owned subsidiary of the Company, became the tenant and operator of the 90 bed skilled nursing facility located at 812 Old Exeter Road, Cassville, Missouri  (the “Red Rose Facility”), as a result of entering into an Assignment of Lease and Landlord’s Consent with the landlord of the Red Rose Facility and an affiliate of Seller and an Operations Transfer Agreement with Seller. In addition, on September 1, 2011 and pursuant to the Pinnacle Agreement, certain wholly owned subsidiaries of the Company acquired from Seller certain land, buildings, improvements, furniture, fixtures, and equipment comprising: (i) Homestead Manor Nursing Home, a 94 bed skilled nursing facility located in Stamps, Arkansas (“Homestead Manor”); (ii) River Valley Health & Rehabilitation Center, a 117 bed skilled nursing facility located in Fort Smith, Arkansas (“River Valley Center”); (iii) Bentonville Manor, a 95 bed skilled nursing facility located in Bentonville, Arkansas (“Bentonville Manor”); and (iv) Heritage Park Nursing Center, a 110 bed skilled nursing facility located in Rogers, Arkansas (“Heritage Park Center” and, collectively with Red Rose Facility, Homestead Manor, River Valley Center and Bentonville Manor, the “Acquired Business”). The audited financial statements of the Acquired Business as of and for the years ended December 31, 2010 and December 31, 2009, and the unaudited financial statements of the Acquired Business as of June 30, 2011 and for the six-month periods ended June 30, 2011 and 2010, are filed as Exhibit 99.4 to this Amendment and are incorporated herein by reference.

(b)           Pro Forma Financial Information.  The unaudited pro forma financial statements of the Company and the Acquired Business are filed as Exhibit 99.5 to this Amendment and are incorporated herein by reference.

(c)           Shell Company Transactions.  Not applicable.

(d)           Exhibits.

2.1

Purchase and Sale Agreement, made and entered into as of March 14, 2011, by and between KMJ Management, LLC and Arkansas ADK, LLC. (Incorporated by reference from Exhibit 99.1 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 29, 2011.)

2.2

Amendment, made and entered into as of July 1, 2011, by and between KMJ Management, LLC and Arkansas ADK, LLC. (Incorporated by reference from Exhibit 2.2 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 7, 2011.)

23.1	Consent of McNair, McLemore, Middlebrooks & Co., LLC.

99.1

Assignment of Lease and Landlord’s Consent, made and entered into as of October 31, 2011, by and among Cassville Real Estate, Inc. (f/k/a Cassville Manor, Inc.), KMJ Enterprises Cassville, LLC and Rose Missouri Nursing, LLC.*

99.2	Operations Transfer Agreement, dated as of November 1, 2011, by and between KMJ Management, LLC (d/b/a Pinnacle Healthcare, LLC) and Rose Missouri Nursing, LLC.*

99.3	Guaranty of Lease, made as of November 1, 2011, issued by each of AdCare Health Systems, Inc., Christopher F. Brogdon and Connie B. Brogdon in favor of Cassville Real Estate, Inc.*

99.4

Audited financial statements of the Acquired Business as of and for the years ended December 31, 2010 and December 31, 2009, and unaudited financial statements of the Acquired Business as of June 30, 2011 and for the six-month periods ended June 30, 2011 and 2010.

99.5	Unaudited pro forma financial statements of the Company and the Acquired Business.

*	Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2011	ADCARE HEALTH SYSTEMS, INC.

/s/ Martin D. Brew
Martin D. Brew
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1

Purchase and Sale Agreement, made and entered into as of March 14, 2011, by and between KMJ Management, LLC and Arkansas ADK, LLC. (Incorporated by reference from Exhibit 99.1 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 29, 2011.)

2.2

Amendment, made and entered into as of July 1, 2011, by and between KMJ Management, LLC and Arkansas ADK, LLC. (Incorporated by reference from Exhibit 2.2 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 7, 2011.)

23.1	Consent of McNair, McLemore, Middlebrooks & Co., LLC.

99.1

Assignment of Lease and Landlord’s Consent, made and entered into as of October 31, 2011, by and among Cassville Real Estate, Inc. (f/k/a Cassville Manor, Inc.), KMJ Enterprises Cassville, LLC and Rose Missouri Nursing, LLC.*

99.2	Operations Transfer Agreement, dated as of November 1, 2011, by and between KMJ Management, LLC (d/b/a Pinnacle Healthcare, LLC) and Rose Missouri Nursing, LLC.*

99.3	Guaranty of Lease, made as of November 1, 2011, issued by each of AdCare Health Systems, Inc., Christopher F. Brogdon and Connie B. Brogdon in favor of Cassville Real Estate, Inc.*

99.4

Audited financial statements of the Acquired Business as of and for the years ended December 31, 2010 and December 31, 2009, and unaudited financial statements of the Acquired Business as of June 30, 2011 and for the six-month periods ended June 30, 2011 and 2010.

99.5	Unaudited pro forma financial statements of the Company and the Acquired Business.

*              Previously filed.